UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
February 20, 2013

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
Comenity Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-166240, 333-60418, 333-166240-01, 333-113669, 333-166240-02, 333-60418-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement

On February 20, 2013, World Financial Network Credit Card Master Note Trust, as issuer (the “Issuer”), and Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), entered into the Series 2013-A Indenture Supplement (the “Series 2013-A Indenture Supplement”), a copy of which is filed with this Form 8-K as Exhibit 4.1.

On February 20, 2013, the Issuer and the Indenture Trustee entered into Supplemental Indenture No. 5 to Master Indenture, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which the Issuer and the Indenture Trustee amended certain provisions of the Master Indenture, dated as of August 1, 2001, between the Issuer and the Indenture Trustee.

Item 8.01.                      Other Events.

Issuance of Series 2013-A Notes

On February 20, 2013, the Issuer issued $375,000,000 of Series 2013-A Class A Asset Backed Notes (the “Series 2013-A Offered Notes”), $18,750,000 of Series 2013-A Class M Asset Backed notes (the “Series 2013-A Class M Notes”), $23,750,000 of Series 2013-A Class B Asset Backed Notes (the “Series 2013-A Class B Notes”), $62,500,000 of Series 2013-A Class C Asset Backed Notes (the “Series 2013-A Class C Notes”), and $20,000,000 of Series 2013-A Class D Asset Backed Notes (the “Series 2013-A Class D Notes” and, together with the Series 2013-A Class M Notes, the Series 2013-A Class B Notes and the Series 2013-A Class C Notes, the “Series 2013-A Retained Notes,”  and, together with the Series 2013-A Offered Notes, the “Series 2013-A Notes”) described in a Prospectus Supplement dated February 12, 2013 to a Prospectus dated February 11, 2013.

Use of Proceeds – Series 2013-A Notes

The public offering of the Series 2013-A Offered Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-16240) filed with the Securities and Exchange Commission on April 22, 2010 (as amended by pre-effective amendment no. 1 on May 24, 2010 and pre-effective amendment no. 2 on June 22, 2010) and declared effective on June 25, 2010.

The Public Offering of the Series 2013-A Offered Notes terminated on February 20, 2013 upon the sale of all of the Series 2013-A Offered Notes. The depositor retained all of the Series 2013-A Retained Notes. No underwriting discount was paid to the underwriters with respect to the Series 2013-A Retained Notes. The underwriters of the Series 2013-A Offered Notes were Barclays Capital Inc., RBC Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and Wells Fargo Securities, LLC. The price to the public of the Series 2013-A Offered Notes was $374,989,538 (or 99.99721%).

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2013-A Offered Notes with respect to underwriting commissions and discounts was $1,312,500. After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of the Issuer before expenses for the Series 2013-A Offered Notes are $373,677,038. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $450,000 and net proceeds of the Issuer, after deduction of expenses, are reasonably estimated to be $373,227,038 total proceeds. With respect of the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to WFN Credit Company, LLC, after deducting the underwriting commissions and discounts, and expenses above, were used for general corporate purposes.

Item 9.01.              Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
Exhibit 4.1	Series 2013-A Indenture Supplement

Exhibit 4.2	Supplemental Indenture No. 5 to Master Indenture

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By: /s/Ronald C. Reed
Name:  Ronald C. Reed
Title:  Assistant Treasurer

Dated: February 22, 2013

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Series 2013-A Indenture Supplement

4.2	Supplemental Indenture No. 5 to Master Indenture